UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

GENCO SHIPPING & TRADING LIMITED
 (Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY	10171
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval for the Amendment and Restatement of the Genco Shipping & Trading Limited 2015 Equity Incentive Plan

On May 17, 2017, at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Genco Shipping & Trading Limited (“Genco” or the “Company”), our shareholders approved the increase in the number of shares of our common stock available for awards under the Genco Shipping & Trading Limited 2015 Equity Incentive Plan by 2,350,000 shares to 2,750,000 shares.  The increase was embodied (subject to shareholder approval) in an amendment and restatement of such plan that was approved by our Board of Directors on March 23, 2017.  Our named executive officers may participate in our 2015 Equity Incentive Plan.  For a description of our 2015 Equity Incentive Plan, please see Proposal No. 2 in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2017 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2015 Equity Incentive Plan, a copy of which is set forth as Annex A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders of record as of March 20, 2017, the Record Date for the Annual Meeting, were entitled to vote 34,416,305 shares of the Company’s common stock (the “Common Stock”), each having one vote per share.  A total of 31,282,310 shares of Common Stock (90.89% of all such shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2018 Annual Meeting of Shareholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved the increase in the number of shares of our common stock available for awards under our 2015 Equity Incentive Plan by 2,350,000 shares to 2,750,000 shares under an amendment and restatement of such plan,  and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2017.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Board. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Arthur L. Regan	29,353,788	14,521	0	1,914,001
John Brantl	29,354,729	13,580	0	1,914,001
James G. Dolphin	29,363,347	4,962	0	1,914,001
Kathleen C. Haines	29,363,608	4,701	0	1,914,001
Kevin Mahony	29,354,189	14,120	0	1,914,001
Christoph Majeske	29,354,750	13,559	0	1,914,001
Basil G. Mavroleon	29,363,578	4,731	0	1,914,001

Jason Scheir	29,363,574	4,735	0	1,914,001
Bao D. Truong	29,354,189	14,120	0	1,914,001

Amendment and Restatement of 2015 Equity Incentive Plan

The shareholders of the Company approved the increase in the number of shares of common stock available for awards under our 2015 Equity Incentive Plan by 2,350,000 shares to 2,750,000 shares under an amendment and restatement of such plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,219,237	147,749	1,323	1,914,001

Ratification of Appointment of Independent Certified Public Accountants

The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2017. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,244,843	34,364	3,103	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: May 17, 2017

By	/s/ Apostolos Zafolias
Apostolos Zafolias Chief Financial Officer